UNITED STATES OF AMERICA
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549



                           FORM 8-K





       Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Act of 1934




Date of Report (Date of earliest event reported) September 2, 1998
                                                 -----------------
(May 7, 1998)
------------


                    COMTEC INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)



     New Mexico                 0-12116             75-2456757
   (State or other            (Commission         (IRS Employer
     Jurisdiction             File Number)      Identification No.)
  of Incorporation)

9350 East Arapahoe Road, Suite 340, Englewood, Co.       80112
   (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (303) 662-8373




                This Document consists of 8 pages

Item 2:

Acquisition of Assets from Centennial Communications Corp.

As reported in the 8K filed December 26, 1998, through an agreement executed on December 4, 1997, American Wireless Network, Inc., a wholly owned subsidiary of ComTec International, Inc. (the "Company"), acquired management control of the Specialized Mobile Radio ("SMR") related assets and licenses owned by Centennial Communications Corp. of Denver, Colorado, in the following seven USA metropolitan trade areas: Birmingham, Alabama; Knoxville, Memphis, and Nashville, Tennessee; Oklahoma City and Tulsa, Oklahoma; and New Orleans, Louisiana. The transaction was an arms length purchase and sale transaction, negotiated by the representatives of each party to the agreement. On July 6, 1998, the final closing and transfer of title to the acquired assets (subject to the FCC Notes assumed by American Wireless Network, Inc.) occurred.

The Company and Centennial Communications, Inc., a Colorado Corporation, initially entered into a letter of intent dated as of October 8, 1997, and a formal agreement was entered into on December 4, 1997, between American Wireless Network, Inc., a Colorado Corporation and Centennial Communications Corp. (the "Agreement") whereby the American Wireless Network, Inc. acquired management control on December 5, 1997, of all SMR assets and SMR licenses owned by Centennial Communications Corp. together with all SMR related business limited to and located in the following USA metropolitan trade areas: Birmingham, Alabama; Knoxville, Memphis, and Nashville, Tennessee; Oklahoma City and Tulsa, Oklahoma; and New Orleans, Louisiana. The assets acquired by the agreement include SMR licenses issued by the Federal Communications Commission ("FCC"), radio equipment and antennas, tower site leases and the customer base of Centennial Communications Corp. in the seven acquired markets. American Wireless Network, Inc. will continue to utilize the assets acquired in the transaction for the same purposes, that of commercial sale of air time to business users, as was utilized by Centennial Communications Corp. Transfer of title to the assets and licenses occurred at a final closing which occurred on July 6, 1998. The total purchase price of the assets is $3,035,697, consisting of cash deposit of $200,000 in October 1997, payment $1,000,843 in cash on December 4, 1997, a promissory note from American Wireless Network, Inc. to Centennial Communications Corp. in the amount of $444,147 (which note and all accrued interest was paid at the July 6, 1998 closing) and the assumption of FCC notes totaling $1,390,707 by American Wireless Network, Inc.

Prior to this acquisition, neither the Company nor its subsidiary, American Wireless Network, Inc., had any affiliation with Centennial Communications Corp. nor any of its officers, directors, affiliated companies or shareholders.

The Company obtained funding for the initial December 4, 1997 closing of the herein described asset acquisition from cash obtained through a convertible debt financing issuance of One Million Six Hundred Thousand Dollars ($1,600,000) of convertible debt financing from entities organized outside of the United States of America, whose shareholders are not residents of the United States of America. The terms of the convertible debt financing are, maturity date: December 31, 2000, interest at 12% per annum due on December 31, 2000, and a conversion feature effective after January 31, 1998, allowing the holders of the debt to convert said debt into equity at the rate of fifty units, each unit consisting of one share of .001 par value common stock of the Company and one warrant to purchase one share of .001 par value common stock at a price of $.58 per share, per one dollar of debt converted. Accrued interest would be forfeited upon conversion to equity. The Company had thirty one days from the date of notice of intent of the debt holder to convert in which to prepay the debt together with accrued interest thereon; if such debt is so prepaid, the holder's conversion right is terminated. As reported on the Company's 8K filed on April 4, 1998, the $1,600,000 convertible debt was converted to .001 par value common stock and warrants on March 23, 1998. The funds to complete the final closing on July 6, 1998 were obtained by obtaining a loan of $600,000 on July 2, 1998 from Queens Cross Group Ltd., an entity organized outside of the United States of America, whose shareholders are not residents of the United States of America. The $600,000 debt financing incurred to finance the final closing of the acquisition of certain Specialized Mobile Radio assets from Centennial Communications, Inc. also required the issuance of 1,538,461 shares of the Company's .001 par value common stock to Queens Cross Group Ltd. 1,538,461 shares of the Company's .001 par value common stock were issued on August 26, 1998, to Queens Cross Group Ltd. in satisfaction of that obligation. Please see Item 9 herein. The terms of the debt financing are, maturity date: six months from issue, interest at 12% per annum due six months from issue, if the notes are not paid within six months, the interest rate increases to 18% per annum.

Agreement terminating DCL SMR License Options and DCL Litigation

As reported on Form 8K filed August 14, 1997, on August 7, 1997, the Company filed a suit in United States District Court for the District of Colorado, Denver, Colorado, Case No. 97-1685, seeking a court ruling that option agreements entered into by and between the Company and the Defendants, consisting of DCL Associates, Inc. and thirty three additional Defendants, were legal, valid and enforceable agreements. The suit involved a dispute concerning the continuing validity of an agreement by the Company executed August 6, 1996 wherein the Company obtained options to purchase 1389 EIW channels and 1046 non-EIW channels from DCL Associates, Inc. and the thirty three additional Defendants. The August 6, 1996 agreement was recorded as a purchase of license rights by the Company at a purchase price of $1,991,000. The DCL option transaction was terminated by legal settlement on June 22, 1998.
As a part of the settlement agreement, the Company was granted the option to purchase the DCL licenses for cash. The opportunity to purchase the licenses for cash as provided by that agreement expired on July 1, 1998. In the same settlement, all of the stock previously issued to DCL Associates by ComTec in payment of such options was returned to the Company. The net result of the entire transaction in retrospect is the loss of the actual cash paid to DCL Associates on August 6, 1996 in the approximate amount of $150,000. ComTec has no further interest or claim to the DCL options or assets associated therewith. All shares of common and preferred stock of the Company issued in conjunction with the DCL Option agreement have been returned to the Company and cancelled.

Item 5: Other Items

Results of Special meeting of Shareholders to Remove Directors and Elect Directors until the next annual meeting

The Company has undergone an extensive change in management over the past year. Since October 1997, the Company has undergone management restructure to the extent that no Director, Officer or Management Executive associated with the Company as of the 6/30/96 1OKSB is still associated with the Company.

On August 26, 1998, pursuant to a call for a special shareholders meeting by shareholders owning more than 10% of the Company's common stock and presented to the shareholders by a notice and proxy mailed by the Company's independent transfer agent on August 11, 1998, a special election of the shareholders of the Company was held with the following proposed purposes:

     1. Remove Donald G. Mack from the Board of Directors for cause
     2. Remove Daniel Melnick from the Board of Directors
     3. Elect James J. Krejci to the Board of Directors
     4. Elect Gordon D. Dihle to the Board of Directors

The necessary quorum of shares were voted at the special meeting.
On the date of the election there were 39,626,718 shares of .001 par value common stock outstanding. The results of the election were as follows:

  Remove Donald G. Mack from the Board of Directors for cause:

    Votes for: 30,762,644  Votes against: 10,317   Abstain:    700

        Remove Daniel Melnick from the Board of Directors:

    Votes for: 30,803,034  Votes against:    100   Abstain:    700

         Elect James J. Krejci to the Board of Directors:

    Votes for: 30,803,034  Votes against:      0   Abstain:    800

         Elect Gordon D. Dihle to the Board of Directors:

    Votes for: 30,753,364  Votes against: 53,571   Abstain:  4,899

As a result of the Special Meeting of Shareholders held August 26, 1998, Donald G. Mack and Daniel Melnick were removed as Directors of the Company. James J. Krejci and Gordon D. Dihle were elected to the Company's Board of Directors until the next annual meeting of the Shareholders.

Changes in Management

As a result of the Special Meeting of Shareholders held August 26, 1998, Donald G. Mack and Daniel Melnick were removed as Directors of the Company. In the same special shareholders meeting, James J. Krejci and Gordon D. Dihle were elected to the Company's Board of Directors until the next annual meeting of the Shareholders. As of August 26, 1998, the Company's Board of Directors consists of J. Kent Millington (appointed May 7, 1998), James J. Krejci and Gordon
D. Dihle.

J. Kent Millington who was appointed May 7, 1998, resigned from the board of directors effective September 2, 1998.

At a Special Board of Directors meeting held September 2, 1998, following the Special Meeting of Shareholders, the following officers were appointed by the Board of Directors:

          James J. Krejci - President, CEO and Chairman of the
                            Board of Directors
          Gordon D. Dihle - Secretary and Treasurer

Prior to the special meeting of shareholders held August 26, 1998, by a letter dated August 21, 1998, Donald G. Mack tendered his resignation as a Director of the Company and as an officer and director of any of its subsidiaries. Mr. Mack's letter stated that his resignation was not a waiver of any rights or claims to any compensation, stock, options, bonuses or accrued amounts of cash, loans or guarantees made on behalf of the Company under the terms and conditions of his employment contract. Previously, on June 23, 1998, Mr. Mack had tendered his resignation as an officer of the Company and as an officer and director of each of the Company's Subsidiaries. Mr. Mack was officially removed as a Director of the Company by the special meeting of shareholders held August 26, 1998.

Since October 1997, several new management executives have joined the ComTec International, Inc. organization. James J. Krejci, MBA, formerly a top executive with Jones Intercable, Inc./Jones International, Ltd. associated companies, was named CEO of AWN and COO of the Company in February, 1998. On September 2, 1998, Mr. Krejci was appointed as CEO and President of the Company. Clarence Leist, a former OneComm Manager, was appointed Chief Network Operations Engineer in November, 1997. Michael Bunch, a CPA and MBA, became the organization's controller in tandem with the appointment of Gordon Dihle as CFO and as a Company Director in the initial management restructure which took place in October 1997 following the resignation of Clifford S. Perlman.

On May 7, 1998, J. Kent Millington and Clarence Leist were appointed to the Board of Directors by action of the Board of Directors.

On May 7, 1998, Gordon Dihle, in conjunction with the appointment of J. Kent Millington and Clarence Leist as new members of the Board of Directors, resigned as Chief Financial Officer and in all capacities as an officer and member of the Board of Directors of the Company and all subsidiaries thereof. At the special meeting of shareholders held August 26, 1998, Mr. Dihle was elected as a member of the Board of Directors. At the special meeting of the Board of Directors held September 2, 1998, Mr. Dihle was appointed as Secretary and Treasurer of the Company.

On May 11, 1998, Clarence Leist resigned as a member of the Board of Directors of the Company. On July 1, 1998, Clarence Leist resigned as Chief Network Operations Engineer and all capacities with the Company.

On October 8, 1997, Clifford S. Perlman resigned as a Director and Chairman of the Board of the Company and in all capacities as a Director and Officer of the Company's subsidiaries.

On May 6, 1997, Thomas Moscariello resigned as Secretary and member of the Board of Directors of the Company and terminated all agreements with the Company.

Daniel Melnick was appointed as a Director of the Company by the Board of Directors at the annual meeting of the Board of Directors of the Company held on March 28, 1997. Mr. Melnick had no previous affiliation with the Company. Since appointment as a Director, Mr. Melnick had not actively participated in the affairs of the Company. Mr. Melnick was removed as a Director by the special meeting of shareholders held August 26, 1998.

Item 7. Financial Statements, Pro Forma Financial Information related to assets purchased from Centennial Communications Corp.

Financial statements, and pro forma financial information required by Item 7 with respect to the purchase of assets by the Company from Centennial Communications Corp. described in Item 2 herein will be filed by amendment.

Item 9: Issuance of Securities Pursuant to Regulation S Exemption

Debt Obligation and Issuance of Common Stock as Loan Origination
Fees for Debt Obligation on May 20, 1998

On May 20, 1998, the Company issued a total of 1,538,461 shares of its .001 par value common stock to Cayman Offshore International, Ltd., a corporation organized outside of the United States of America, whose shareholders are not residents of the United States of America. The shares were issued as incentive and fees for a loan of $100,000 on May 20, 1998 from Cayman Offshore International, Ltd. The $100,000 debt financing was obtained to pay current operating costs. The terms of the debt financing are, maturity date: six months from issue, interest at 12% per annum due six months from issue, if the notes are not paid within six months, the interest rate increases to 18% per annum. The transaction took place outside of the United States of America on Grand Cayman, British West Indies, with entities that are not residents of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts other than as described herein were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above:

5/20/98 issue of .001 par value common stock in exchange for Loan
Origination Fees:

                                                       CASH
                             PER SHARE      NUMBER    PAID TO       OTHER NONCASH
 DATE    SHAREHOLDER NAME   OFFER PRICE   OF SHARES   COMPANY       CONSIDERATION
 ----    ----------------   -----------   ---------   -------   ----------------------
5/20/98  Cayman Offshore
         International, Ltd.   $0.025     1,538,461      $0     Loan origination fees


The following table sets forth the issuance of debt instruments pursuant to Regulation S exemption from registration as described above:

                                          INITIAL     CASH
                                NOTE     INTEREST    PAID TO       OTHER NONCASH
 DATE    SHAREHOLDER NAME      AMOUNT       RATE     COMPANY       CONSIDERATION
 ----    ----------------     --------   --------    --------   ---------------------
5/20/98  Cayman Offshore
         International, Ltd.  $100,000       12%     $100,000


Debt Obligation and Issuance of Common Stock as Loan Origination
Fees for Debt Obligation on September 2, 1998.

On September 2, 1998, the company issued a total of 3,076,922 shares of its .001 par value common stock to Queens Cross Group Ltd. and Overseas Foreign Holdings Ltd., both corporations organized outside of the United States of America, whose shareholders are not resident of the United States of America. The shares were issued as incentive and fees for loans of $600,000 on July 2, 1998 from Queens Cross Group Ltd. and $250,000 on July 20, 1998 from Overseas Foreign Holdings, Ltd. The $600,000 debt financing was incurred to finance the final closing of the acquisition of certain Specialized Mobile Radio assets from Centennial Communications, Inc. The $250,000 debt financing was obtained to pay current operating costs. The terms of the debt financing are, maturity date: six months from issue, interest at 12% per annum due six months from issue, if the notes are not paid within six months the interest rate increases to 18% per annum.
The transaction took place outside of the United States of America on Grand Cayman, British West Indies, with entities that are not residents of the United States of America pursuant to an exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts other than as described herein were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above:

9/2/98 issue of .001 par value common stock in exchange for Loan
Origination Fees:

                                                       CASH
                             PER SHARE      NUMBER    PAID TO       OTHER NONCASH
 DATE    SHAREHOLDER NAME   OFFER PRICE   OF SHARES   COMPANY       CONSIDERATION
 ----    ----------------   -----------   ---------   -------   ----------------------
9/2/98   Overseas Foreign
         Holdings, Ltd.        $0.025     1,538,461     $0      Loan origination fees

9/2/98   Queens Cross
         Group Ltd.            $0.04      1,538,461     $0      Loan origination fees
                                          ---------
         TOTAL ISSUE OF .001
         PAR VALUE COMMON
         STOCK                            3,076,922


The following table sets forth the issuance of debt instruments pursuant to Regulation S exemption from registration as described above:


                                          INITIAL     CASH
                                NOTE     INTEREST    PAID TO       OTHER NONCASH
 DATE    SHAREHOLDER NAME      AMOUNT       RATE     COMPANY       CONSIDERATION
 ----    ----------------     --------   --------    --------   ---------------------
9/2/98   Overseas Foreign
         Holdings, Ltd.       $250,000      12%      $250,000

9/2/98   Queens Cross
         Group Ltd.           $600,000      12%      $600,000


Exhibits

None

                          SIGNATURES

                                   ComTec International, Inc.
                                   (Registrant)

Date: September 2, 1998

                                   s/ James Krejci
                                   ------------------------------
                                   James Krejci - Authorized
                                   Officer, CEO and President.





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